UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2013

DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dole Drive

Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (818) 879-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 19, 2013, Dole Food Company, Inc., a Delaware corporation (the “Company”), David H. Murdock, the Chairman of the Board of Directors of the Company, Chief Executive Officer of the Company and the beneficial owner of approximately 40% of the outstanding common stock, par value $.001 per share, of the Company, DFC Holdings, LLC, a Delaware limited liability company (“Parent”), and DFC Merger Corp., a Delaware corporation (“Purchaser”), whose sole stockholder is Parent, entered into Amendment No. 2 (the “Amendment”) to that certain Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Mr. Murdock, Parent and Purchaser. The Amendment amends the Merger Agreement so that any shares held by the Company’s directors and executive officers will be excluded in determining whether a majority of the Disinterested Stockholders (as defined therein) have approved the Merger Agreement. A copy of the Amendment is attached as Exhibit 2.1 to this current report on Form 8-K and incorporated herein by reference.

Additional Information

The Company has filed a preliminary proxy statement and related materials with the Securities and Exchange Commission (the “SEC”) and, when completed, it intends to file a definitive proxy statement with the SEC and mail a notice and proxy statement with respect to the Merger Agreement to the Company’s stockholders. This proxy statement will contain important information about the Company, Mr. Murdock, Parent, Purchaser, the merger and related matters. Stockholders are urged to read carefully when they become available the proxy statement and any other relevant documents filed or to be filed with the SEC in connection with the merger or incorporated by reference in the proxy statement, because they will contain important information about the Company and the merger. Stockholders will also be able to obtain the proxy statement, as well as other relevant documents, without charge, from the SEC by going to the SEC’s website at www.sec.gov or, without charge, from the Company by going to the Company’s Investor Relations website at http://investors.dole.com. This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of the Company.

The Company and its executive officers, directors and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10–K for the fiscal year ended December 29, 2012, and in its definitive annual stockholder meeting proxy statement filed with the SEC on Schedule 14A on April 12, 2013.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of September 19, 2013, among DFC Holdings, LLC, DFC Merger Corp., David H. Murdock and Dole Food Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 20, 2013	DOLE FOOD COMPANY, INC.
REGISTRANT

	By:	/s/ C. Michael Carter
C. Michael Carter
President and Chief Operating Officer

Exhibit Index

Exhibit Number	Description

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of September 19, 2013, among DFC Holdings, LLC, DFC Merger Corp., David H. Murdock and Dole Food Company, Inc.